UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2021

Riot Blockchain, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-33675	84-1553387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

202 6th Street, Suite 401 Castle Rock, CO 80104
(Address of principal executive offices)

(303) 794-2000
(Registrant’s telephone number, including area code)

(Former name, former address, and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	RIOT	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On May 26, 2021, Riot Blockchain, Inc. (“Riot,” “us,” “we,” “our” or the “Corporation”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Initial Form 8-K”) reporting that, on May 26, 2021, Riot completed its acquisition (the “Acquisition”) of all of the issued and outstanding equity interests of Whinstone US, Inc. (“Whinstone”), pursuant to the terms and subject to the conditions of the previously announced Stock Purchase Agreement, dated as of April 8, 2021, by and among Riot, Northern Data AG and Whinstone.

This Current Report on Form 8-K/A (the “Current Report”) amends the Initial Form 8-K to include the financial statements and the pro forma combined financial information required by Item 9.01 of Form 8-K.

The pro forma financial information included in this Current Report has been presented for informational purposes only, as required by Item 9.01 of Form 8-K. It does not purport to represent the actual results of operations that Riot and Whinstone would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve following the Acquisition.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited consolidated financial statements of Whinstone as of and for the years ended December 31, 2020, and 2019, and the notes related thereto, are filed herewith as Exhibit 99.1 and are incorporated by reference herein.

The unaudited consolidated financial statements of Whinstone as of and for the three months ended March 31, 2021, and 2020, and the notes related thereto, are filed herewith as Exhibit 99.2 and are incorporated by reference herein.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet of Riot as of March 31, 2021, the unaudited pro forma condensed combined statements of operations of Riot for the three months ended March 31, 2021 and the unaudited pro forma condensed combined statements of operations of Riot for the year ended December 31, 2020, and the notes related thereto, all giving effect to the Acquisition, are filed herewith as Exhibit 99.3 and are incorporated by reference herein.

Exhibit Number	Description
23.1	Consent of Malcolm M. Dienes, LLC, certified public accounting firm for Whinstone US, Inc.
99.1	Audited consolidated financial statements of Whinstone US, Inc. as of and for the years ended December 31, 2020, and 2019, and the notes related thereto.
99.2	Unaudited consolidated financial statements of Whinstone US, Inc. as of and for the three months ended March 31, 2021, and 2020, and the notes related thereto.
99.3	Unaudited pro forma condensed combined balance sheet of Riot Blockchain, Inc. as of March 31, 2021, the unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2021, and for the year ended December 31, 2020, and the notes related thereto, all giving effect to the acquisition by Riot Blockchain, Inc. of Whinstone US, Inc..

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIOT BLOCKCHAIN, INC.

By:	/s/ Jeffrey McGonegal
Jeffrey McGonegal
Chief Financial Officer

Date: August 12, 2021